                            SCHEDULE 14a INFORMATION
Proxy Statement Pursuant To Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                  INVESCO Combination Stock & Bond Funds, Inc.
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                (Name of Registrant as Specified in Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

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   (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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   (4)  Proposed maximum aggregate value of transaction:

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   (5)  Total fee paid:

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   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

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   (2)  Form, Schedule or Registration Statement No.:

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

INVESCO LOGO
                                                           INVESCO BALANCED FUND
                                                (A SERIES OF INVESCO COMBINATION
                                                       STOCK & BOND FUNDS, INC.)
                                                                  MARCH 23, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Dear Shareholder:

     The attached proxy materials seek your approval to make certain changes to the fundamental investment restrictions of INVESCO Balanced Fund ("Balanced Fund"), a series of INVESCO Combination Stock & Bond Funds, Inc. (formerly, INVESCO Flexible Funds, Inc., formerly INVESCO Multiple Asset Funds, Inc.) ("Combination Stock & Bond Funds"), to elect directors, and to ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of Balanced Fund.

     YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL
PROPOSALS. The changes to the fundamental investment restrictions of Balanced Fund have been approved by the board of directors in order to simplify and modernize Balanced Fund's fundamental investment restrictions and make them more uniform with those of the other INVESCO Funds. The attached proxy materials provide more information about the proposed changes in fundamental investment restrictions and the other matters you are being asked to vote upon.

     YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. Voting your shares early will permit Combination Stock & Bond Funds to avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, date and sign your proxy card and mail it in the enclosed return envelope promptly. As an alternative to using the paper proxy card to vote, you may vote by telephone, by facsimile, through the Internet, or in person.

                                            Very truly yours,
                                            /s/ Mark H. Williamson
                                            Mark H. Williamson
                                            President
                                            INVESCO Combination Stock & Bond
                                            Funds, Inc.

9952

                                                           INVESCO BALANCED FUND
                                                (A SERIES OF INVESCO COMBINATION
                                                       STOCK & BOND FUNDS, INC.)

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 20, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


To The Shareholders:


     NOTICE IS HEREBY GIVEN that a special meeting of shareholders of INVESCO Balanced Fund ("Balanced Fund"), a series of INVESCO Combination Stock & Bond Funds, Inc. (formerly, INVESCO Flexible Funds, Inc., formerly, INVESCO Multiple Asset Funds, Inc.) ("Combination Stock & Bond Funds"), will be held on May 20, 1999, at 10:00 a.m., Mountain Time, at the office of INVESCO Funds Group, Inc., 7800 East Union Avenue, Denver, Colorado, for the following purposes:

        (1) To approve certain changes to the fundamental investment restrictions of Balanced Fund;

        (2) To elect directors of Combination Stock & Bond Funds;

        (3) To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of Balanced Fund; and

        (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

     You are entitled to vote at the meeting and any adjournment thereof if you owned shares of Balanced Fund at the close of business on March 12, 1999. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                            By order of the Board of Directors,
                                            /s/ Glen A. Payne
                                            Glen A. Payne
                                            Secretary

March 23, 1999
Denver, Colorado

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN


     Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return it in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED ABOVE. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly. As an alternative to using the paper proxy card to vote, you may vote by telephone, through the Internet, by facsimile machine or in person. To vote by telephone, please call 1-800-690-6903. Shares that are registered in your name, as well as shares held in "street name" through a broker, may be voted via the Internet or by telephone. To vote in this manner, you will need the 12-digit "control" number that appears on your proxy card. To vote via the Internet, please access http://www.proxyvote.com on the World Wide Web. In addition, shares that are registered in your name may be voted by faxing your completed proxy card to 1-800-733-1885. If we do not receive your completed proxy card after several weeks, you may be contacted by our proxy solicitor, Shareholder Communications Corporation. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.


Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, they will not be voted.

                                                           INVESCO BALANCED FUND
                      (A SERIES OF INVESCO COMBINATION STOCK & BOND FUNDS, INC.)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             7800 EAST UNION AVENUE
                             DENVER, COLORADO 80237
                           (TOLL FREE) 1-800-646-8372

                                PROXY STATEMENT

                        SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 20, 1999

                               VOTING INFORMATION

     This Proxy Statement is being furnished to shareholders of INVESCO Balanced Fund ("Balanced Fund"), a series of INVESCO Combination Stock & Bond Funds, Inc. (formerly INVESCO Flexible Funds, Inc., formerly INVESCO Multiple Asset Funds, Inc.) ("Combination Stock & Bond Funds"), in connection with the solicitation of proxies from shareholders of Balanced Fund by the board of directors of Combination Stock & Bond Funds ("Board") for use at a special meeting of shareholders to be held on May 20, 1999 ("Meeting"), and at any adjournment of the Meeting. This Proxy Statement will first be mailed to shareholders on or about March 23, 1999.

     One-third of Balanced Fund's shares outstanding on March 12, 1999 (the "Record Date"), represented in person or by proxy, shall constitute a quorum and must be present for the transaction of business at the Meeting. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve one or more of the proposals set forth in this Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST a proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present or outstanding. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions as indicated on the proxy card, if it is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you date, sign and return the proxy card, but give no voting instructions, your shares will be voted in favor of approval of each of the proposals and the duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Meeting. The proxy card may be revoked by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, revocation must be received by Combination Stock & Bond Funds prior to the Meeting and must indicate your name and account number. If you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

     In order to reduce costs, notices to a shareholder having more than one account in Balanced Fund listed under the same Social Security number at a single address have been combined. The proxy cards have been coded so that a shareholder's votes will be counted for each such account.


     As of the Record Date, Balanced Fund had 17,433,350.809 shares of common stock outstanding. The solicitation of proxies, the cost of which will be borne half by INVESCO Funds Group, Inc. ("INVESCO"), the investment adviser and transfer agent of Balanced Fund, and half by Balanced Fund, will be made primarily by mail but also may be made by telephone or oral communications by representatives of INVESCO and INVESCO Distributors, Inc. ("IDI"), the distributor of the INVESCO group of investment companies (the "INVESCO Funds"), who will not receive any compensation for these activities from Balanced Fund, or by Shareholder Communications Corporation, professional proxy solicitors, which will be paid fees and expenses of up to approximately $32,000 for soliciting services. If votes are recorded by telephone, Shareholder Communications Corporation will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder's instructions have been properly recorded. You may also vote by mail, by facsimile or through a secure Internet site. Proxies voted by telephone, facsimile or Internet may be revoked at any time before they are voted at the meeting in the same manner that proxies voted by mail may be revoked.


     COPIES OF BALANCED FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS. SHAREHOLDERS MAY REQUEST COPIES OF THESE REPORTS, WITHOUT CHARGE, BY WRITING TO INVESCO DISTRIBUTORS, INC., P.O. BOX 173706, DENVER, COLORADO 80217-3706, OR BY CALLING TOLL-FREE 1-800-646-8372.

     Except as set forth in Appendix A, INVESCO does not know of any person who owns beneficially 5% or more of the shares of Balanced Fund. Directors and officers of Combination Stock & Bond Funds own in the aggregate less than 1% of the shares of Balanced Fund.


     VOTE REQUIRED. Approval of Proposal 1 requires the affirmative vote of a "majority of the outstanding voting securities" of Balanced Fund, as defined in the Investment Company Act of 1940, as amended ("1940 Act"). This means that Proposal 1 must be approved by the lesser of (1) 67% of Balanced Fund's shares present at a meeting of shareholders if the owners of more than 50% of Balanced Fund's shares then outstanding are present in person or by proxy or (2) more than 50% of Balanced Fund's outstanding shares. A plurality of the votes cast at the Meeting and at a concurrent meeting of the other series of Combination Stock & Bond Funds, taken in the aggregate, is sufficient to approve Proposal 2. Approval of Proposal 3 requires the affirmative vote of a majority of the votes present at the Meeting, provided a quorum is present. Each outstanding full share of Balanced Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. If any Proposal is not approved by the requisite vote of shareholders, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.

              PROPOSAL 1: TO APPROVE AMENDMENTS TO THE FUNDAMENTAL
                    INVESTMENT RESTRICTIONS OF BALANCED FUND

     As required by the 1940 Act, Balanced Fund has adopted certain fundamental investment restrictions ("fundamental restrictions"), which are set forth in its Statement of Additional Information. These fundamental restrictions may be changed only with shareholder approval. Restrictions and policies that Balanced Fund has not specifically designated as fundamental are considered to be "non-fundamental" and may be changed by the Board without shareholder approval.

     Some of Balanced Fund's fundamental restrictions reflect past regulatory, business or industry conditions, practices or requirements that are no longer in effect. Also, as other INVESCO Funds have been created over the years, these Funds have adopted substantially similar fundamental restrictions that often have been phrased in slightly different ways, resulting in minor but unintended differences in effect or potentially giving rise to unintended differences in interpretation. Accordingly, the Board has approved revisions to Balanced Fund's fundamental restrictions in order to simplify, modernize and make Balanced Fund's fundamental restrictions more uniform with those of the other INVESCO Funds.

     The Board believes that eliminating the disparities among the INVESCO Funds' fundamental restrictions will enhance management's ability to manage Balanced Fund's assets efficiently and effectively in changing regulatory and investment environments and permit directors to review and monitor investment policies more easily. In addition, standardizing the fundamental investment restrictions of the INVESCO Funds will assist the INVESCO Funds in making required regulatory filings in a more efficient and cost-effective way. Although the proposed changes in fundamental restrictions will allow Balanced Fund greater investment flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in Balanced Fund.

     The text and a summary description of each proposed change to Balanced Fund's fundamental restrictions are set forth below, together with the text of each current corresponding fundamental restriction. The text below also describes any non-fundamental restrictions that would be adopted by the Board in conjunction with the revision of certain fundamental restrictions. Any non-fundamental restriction may be modified or eliminated by the Board at any future date without further shareholder approval.

     If approved by Balanced Fund's shareholders at the Meeting, the proposed changes to Balanced Fund's fundamental restrictions will be adopted by Balanced Fund. Balanced Fund's Statement of Additional Information will be revised to reflect those changes as soon as practicable following the Meeting.

A.   MODIFICATION OF FUNDAMENTAL RESTRICTION ON ISSUER DIVERSIFICATION

     Balanced Fund's current fundamental restriction on issuer diversification is as follows:

     The Fund may not, with respect to seventy-five percent (75%) of its total assets, purchase the securities of any one issuer (except cash items and "Government securities" as defined under the

     1940 Act), if the purchase would cause the Fund to have more than 5% of the value of its total assets invested in the securities of such issuer or to own more than 10% of the outstanding voting securities of such issuer.


     The Board recommends that this restriction be replaced with the following fundamental restriction:


     The Fund may not, with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     The primary purpose of the modification is to revise Balanced Fund's fundamental restriction on issuer diversification to conform to a restriction that is expected to become standard for all INVESCO Funds. In addition, the proposal would provide Balanced Fund's managers with greater investment flexibility because it would allow Balanced Fund to invest in other investment companies, to the extent permitted by the 1940 Act. The ability of mutual funds to invest in other investment companies currently is generally restricted by rules under the 1940 Act, including a rule limiting all such investments to 10% of the mutual fund's total assets and investment in any one investment company to an aggregate of 5% of the value of the investing fund's total assets and 3% of the total outstanding voting stock of the acquired investment company.

B. MODIFICATION OF FUNDAMENTAL RESTRICTION ON BORROWING AND ADOPTION OF NON-FUNDAMENTAL RESTRICTION ON BORROWING

     Balanced Fund's current fundamental restriction on borrowing is as follows:

     The Fund may not borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) and may enter into reverse repurchase agreements in an aggregate amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This restriction shall not prohibit deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.


     The Board recommends that shareholders vote to replace this restriction with the following fundamental restriction:


     The Fund may not borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

     The primary purpose of the proposal is to standardize Balanced Fund's fundamental borrowing limitation to conform to other INVESCO Funds and to the 1940 Act requirements for borrowing. Currently, Balanced Fund's fundamental restriction is significantly more limiting than the restrictions imposed by the 1940 Act. The proposal eliminates the fundamental nature of the restriction on the purposes for which Balanced Fund may borrow money and also eliminates the explicit requirement that any borrowings that come to exceed 33 1/3% of Balanced Fund's assets by reason of a decline in net assets be reduced within three business days.


     If the proposal is approved, the Board will adopt a non-fundamental restriction as follows:



     The Fund may borrow money only from a bank or from an open-end management investment company managed by INVESCO Funds Group, Inc. or an affiliate or a successor thereof for temporary or emergency purposes (not for leveraging or investing) or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowings for purposes of fundamental limitation ( )).


     The non-fundamental restriction reflects Balanced Fund's current policy that borrowing may only be done for temporary or emergency purposes. In addition to borrowing from banks, as permitted by Balanced Fund's current restriction, the non-fundamental restriction permits Balanced Fund to borrow from open-end funds managed by INVESCO or an affiliate or successor thereof. Balanced Fund would not be able to do so, however, unless it obtains permission for such borrowings from the Securities and Exchange Commission (the "SEC"). The non-fundamental restriction also clarifies that reverse repurchase agreements will be treated as borrowings. The Board believes that this approach, making Balanced Fund's fundamental restriction on borrowing no more limiting than is required under the 1940 Act, while incorporating more strict limits on borrowing in Balanced Fund's non-fundamental restriction, will maximize Balanced Fund's flexibility for future contingencies.

C. MODIFICATION OF FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION AND ADOPTION OF NON-FUNDAMENTAL RESTRICTION IN INDUSTRY CONCENTRATION

     Balanced Fund's current fundamental restriction on industry concentration is as follows:

     The Fund may not invest more than 25% of the value of its total assets in any particular industry (other than Government securities).


     The Board recommends that shareholders vote to replace this restriction with the following fundamental restriction:


     The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or municipal securities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.


     If the proposed revision is approved, the Board would also adopt the following non-fundamental policy:



     With respect to fundamental limitation ( ), domestic and foreign banking will be considered to be different industries.


     The primary purpose of the modification is to eliminate minor differences in the wording of the INVESCO Funds' current restrictions on concentration for greater uniformity and to avoid unintended limitations. The proposed changes to Balanced Fund's fundamental concentration policy clarify that the concentration limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to municipal securities. The exclusion from the current concentration limitation refers simply to "Government securities." A failure to exclude all such securities from the concentration policy could hinder Balanced Fund's ability to purchase such securities in conjunction with taking temporary defensive positions.

D.   MODIFICATION OF FUNDAMENTAL RESTRICTION ON REAL ESTATE INVESTMENTS

     Balanced Fund's current fundamental restriction on real estate investments is as follows:

     The Fund may not invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.


     The Board recommends that shareholders vote to replace this restriction with the following fundamental restriction:


     The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

     In addition to conforming Balanced Fund's fundamental restriction to that of the other INVESCO Funds, the proposed amendment more completely describes the types of real estate-related securities investments that are permissible for Balanced Fund and permits Balanced Fund to purchase or sell real estate acquired as a result of ownership of securities or other instruments (e.g., through foreclosure on a mortgage in which Balanced Fund directly or indirectly holds an interest). The Board believes that this clarification will make it easier for decisions to be made concerning Balanced Fund's investments in real estate-related securities without materially altering the general restriction on direct investments in real estate or interests in real estate.

E.   MODIFICATION OF FUNDAMENTAL RESTRICTION ON INVESTING IN COMMODITIES

     Balanced Fund's current fundamental restriction on the purchase of commodities is as follows:

     The Fund may not purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).


     The Board recommends that shareholders vote to replace this restriction with the following fundamental restriction:


     The Fund will not purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

     The proposed changes are intended to conform the restriction to those of the other INVESCO Funds and ensure that Balanced Fund will have the maximum flexibility to enter into hedging or other transactions utilizing financial instruments and derivative products when doing so is permitted by operating policies established for Balanced Fund by the Board. Due to the rapid and continuing development of derivative products and the possibility of changes in the definition of "commodities," particularly in the context of the jurisdiction of the Commodities Futures Trading Commission, it is important for Balanced Fund's policy to be flexible enough to allow it to enter into hedging and other transactions using these products when doing so is deemed appropriate by INVESCO and is within the investment parameters established by the Board. To maximize that flexibility, the Board recommends that Balanced Fund's fundamental restriction on commodities investments be clear in permitting the use of derivative products, even if the current non-fundamental restriction of Balanced Fund would not permit investment in one or more of the permitted transactions.

F.   MODIFICATION OF FUNDAMENTAL RESTRICTION ON LOANS

     Balanced Fund's current fundamental restriction on loans is as follows:

     The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements.)


     The Board recommends that the shareholders of Balanced Fund vote to replace this restriction with the following fundamental restriction:


     The Fund may not lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.

     The primary purpose of this proposal is to conform the restriction to the wording of the other INVESCO Funds' current restrictions on loans to achieve greater uniformity. The proposed change to this fundamental restriction would have no substantial effect on the lending activities or other investments of Balanced Fund.

G.   MODIFICATION OF FUNDAMENTAL RESTRICTION ON UNDERWRITING

     Balanced Fund's current fundamental restriction on underwriting is as follows:

     The Fund may not act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.


     The Board recommends that shareholders vote to replace this restriction with the following fundamental restriction:


     The Fund may not underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of the Fund's portfolio securities.

     The purpose of this proposal is to eliminate minor differences in the wording of the Balanced Fund's current fundamental restriction on underwriting for greater uniformity with the fundamental restriction of other INVESCO Funds and to avoid unintended limitations.

H. MODIFICATION OF FUNDAMENTAL POLICY ON INVESTING IN ANOTHER INVESTMENT COMPANY AND ADOPTION OF NON-FUNDAMENTAL POLICY REGARDING INVESTING IN SECURITIES ISSUED BY OTHER INVESTMENT COMPANIES

     Balanced Fund's current fundamental policy regarding investment in another investment company is as follows:

     The Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.


     The Board recommends that shareholders vote to replace this fundamental restriction with the following fundamental restriction:


     The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by INVESCO Funds Group, Inc. or an affiliate or successor thereof, with substantially the same fundamental investment objective, policies and limitations as the Fund.

     The proposed revision to Balanced Fund's current fundamental restriction will ensure that the INVESCO Funds have uniform policies permitting each Fund to adopt a "master/feeder" structure whereby one or more Funds invest all of their assets in another Fund. The master/feeder structure has the potential, under certain circumstances, to minimize administration costs and maximize the possibility of gaining a broader investor base. Currently, none of the INVESCO Funds intend to establish a master/feeder structure; however, the Board recommends that the shareholders adopt a policy that would permit this structure in the event that the Board determines to recommend the adoption of a master/feeder structure by Balanced Fund. The proposed revision would require that any fund in which Balanced Fund may invest under a master/feeder structure be advised by INVESCO or an affiliate.


     If the proposed revision is approved, the Board will adopt a non-fundamental restriction as follows:


     The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.


     The primary purpose of this non-fundamental restriction is to conform to the other INVESCO Funds and to the 1940 Act requirements for investing in other investment companies. Currently, Balanced Fund's fundamental restriction is much more limiting than the restrictions imposed by the 1940 Act. Adoption of this non-fundamental restriction will enable Balanced Fund to purchase the securities of other investment companies to the extent permitted under the 1940 Act or an exemption granted by the SEC. If a Fund did purchase the securities of another investment company, shareholders might incur additional expenses because the Fund would have to pay its ratable share of the expenses of the other investment company.


I.   ADOPTION OF FUNDAMENTAL RESTRICTION ON THE ISSUANCE OF SENIOR SECURITIES

     Balanced Fund has no current fundamental restriction on the issuance of senior securities.

     The Board recommends that shareholders vote to adopt the following fundamental restriction:


     The Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940.

     The Board believes that the adoption of the proposed fundamental restriction, which does not specify the manner in which senior securities may be issued and is no more limiting than is required under the 1940 Act, will maximize Balanced Fund's borrowing flexibility for future contingencies and will conform to the fundamental restrictions of the other INVESCO Funds on the issuance of senior securities.

REQUIRED VOTE

     Approval of Proposal 1 requires the affirmative vote of a "majority of the outstanding voting securities" of Balanced Fund, which for this purpose means the affirmative vote of the lesser of (1) 67% or more of the shares of Balanced Fund present at the Meeting or represented by proxy if more than 50% of the outstanding shares of Balanced Fund are so present or represented, or (2) more than 50% of the outstanding shares of Balanced Fund. SHAREHOLDERS WHO VOTE "FOR" PROPOSAL 1 WILL VOTE "FOR" EACH PROPOSED CHANGE DESCRIBED ABOVE. THOSE SHAREHOLDERS WHO WISH TO VOTE AGAINST ANY OF THE SPECIFIC PROPOSED CHANGES DESCRIBED ABOVE MAY DO SO ON THE PROXY PROVIDED.

               THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 1.

                     PROPOSAL 2: TO ELECT THE DIRECTORS OF
                         COMBINATION STOCK & BOND FUNDS

     The Board has nominated the individuals identified below for election to the Board at the Meeting. Combination Stock & Bond Funds currently has ten directors. Vacancies on the Board are generally filled by appointment by the remaining directors. However, the 1940 Act provides that vacancies may not be filled by directors unless thereafter at least two-thirds of the directors shall have been elected by shareholders. To ensure continued compliance with this rule without incurring the expense of calling additional shareholder meetings, shareholders are being asked at this meeting to elect the current ten directors. Consistent with the provisions of Combination Stock & Bond Funds' by-laws, and as permitted by Maryland law, Combination Stock & Bond Funds does not anticipate holding annual shareholder meetings. Thus, the directors will be elected for indefinite terms, subject to termination or resignation. Each nominee has indicated a willingness to serve if elected. If any of the nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. Management has no reason to believe that any nominee will be unavailable for election.

     All of the Independent Directors now being proposed for election were nominated and selected by Independent Directors. Eight of the ten current directors are Independent Directors.

     The persons named as attorneys-in-fact in the enclosed proxy have advised Combination Stock & Bond Funds that unless a proxy instructs them to withhold authority to vote for all listed nominees or for any individual nominee, they will vote all validly executed proxies for the election of the nominees named below.

     The nominees for director, their ages, a description of their principal occupations, the number of Combination Stock & Bond Funds shares owned by each, and their respective memberships on Board committees are listed in the table below.


                                                                                NUMBER OF
                                                                                 COMPANY
                                                            DIRECTOR OR    SHARES BENEFICIALLY
                               PRINCIPAL OCCUPATION AND      EXECUTIVE      OWNED DIRECTLY OR
NAME, POSITION WITH              BUSINESS EXPERIENCE        OFFICER OF        INDIRECTLY ON       MEMBER OF
COMPANY, AND AGE             (DURING THE PAST FIVE YEARS)  COMPANY SINCE    DEC. 31, 1998(1)      COMMITTEE
------------------------------------------------------------------------------------------------------------
CHARLES W. BRADY,            Chief Executive Officer and       1993                   0          (3),(5),(6)
Chairman of the Board,       Director of AMVESCAP PLC,
Age 63*                      London, England, and of
                             various subsidiaries thereof
                             Chairman of the Board of
                             INVESCO Global Health
                             Sciences Fund.

FRED A. DEERING,             Trustee of INVESCO Global         1993              16.084          (2),(3),(5)
Vice Chairman of the         Health Sciences Fund.
Board, Age 71                Formerly, Chairman of the
                             Executive Committee and
                             Chairman of the Board of
                             Security Life of Denver
                             Insurance Company, Denver,
                             Colorado; Director of ING
                             American Holdings Company,
                             and First ING Life Insurance
                             Company of New York.

MARK H. WILLIAMSON,          President, Chief Executive        1998                   0              (3),(5)
President, Chief Executive   Officer, and Director,
Officer, and Director, Age   INVESCO Distributors, Inc.;
47*                          President, Chief Executive
                             Officer, and Director,
                             INVESCO; President, Chief
                             Operating Officer, and
                             Trustee, INVESCO Global
                             Health Sciences Fund.
                             Formerly, Chairman of the
                             Board and Chief Executive
                             Officer, NationsBanc
                             Advisors, Inc. (1995-1997);
                             Chairman of the Board,
                             NationsBanc Investments,
                             Inc. (1997-1998).

                                                                                NUMBER OF
                                                                                 COMPANY
                                                            DIRECTOR OR    SHARES BENEFICIALLY
                               PRINCIPAL OCCUPATION AND      EXECUTIVE      OWNED DIRECTLY OR
NAME, POSITION WITH              BUSINESS EXPERIENCE        OFFICER OF        INDIRECTLY ON       MEMBER OF
COMPANY, AND AGE             (DURING THE PAST FIVE YEARS)  COMPANY SINCE    DEC. 31, 1998(1)      COMMITTEE
------------------------------------------------------------------------------------------------------------
DR. VICTOR L. ANDREWS,       Professor Emeritus, Chairman      1993              16.084          (4),(6),(8)
Director, Age 68             Emeritus and Chairman of the
                             CFO Roundtable of the
                             Department of Finance of
                             Georgia State University,
                             Atlanta, Georgia and
                             President, Andrews Financial
                             Associates, Inc. (consulting
                             firm). Formerly, member of
                             the faculties of the Harvard
                             Business School and the
                             Sloan School of Management
                             of MIT. Dr. Andrews is also
                             a director of the Sheffield
                             Funds, Inc.

BOB R. BAKER,                President and Chief               1993              16.084          (3),(4),(5)
Director, Age 62             Executive Officer of AMC
                             Cancer Research Center,
                             Denver, Colorado, since
                             January 1989; until December
                             1988, Vice Chairman of the
                             Board, First Columbia
                             Financial Corporation,
                             Englewood, Colorado.
                             Formerly, Chairman of the
                             Board and Chief Executive
                             Officer of First Columbia
                             Financial Corporation.

LAWRENCE H. BUDNER,          Trust Consultant. Prior to        1993              16.084          (2),(6),(7)
Director, Age 68             June 1987, Senior Vice
                             President and Senior Trust
                             Officer, InterFirst Bank,
                             Dallas, Texas.

                                                                                NUMBER OF
                                                                                 COMPANY
                                                            DIRECTOR OR    SHARES BENEFICIALLY
                               PRINCIPAL OCCUPATION AND      EXECUTIVE      OWNED DIRECTLY OR
NAME, POSITION WITH              BUSINESS EXPERIENCE        OFFICER OF        INDIRECTLY ON       MEMBER OF
COMPANY, AND AGE             (DURING THE PAST FIVE YEARS)  COMPANY SINCE    DEC. 31, 1998(1)      COMMITTEE
------------------------------------------------------------------------------------------------------------
DR. WENDY LEE GRAMM,         Self-employed (since 1993).       1997              16.084              (4),(8)
Director, Age 54             Professor of Economics and
                             Public Administration,
                             University of Texas at
                             Arlington. Formerly,
                             Chairman, Commodities
                             Futures Trading Commission
                             (1988-1993); Administrator
                             for Information and
                             Regulatory Affairs, Office
                             of Management and Budget
                             (1985-1988); Executive
                             Director, Presidential Task
                             Force on Regulatory Relief;
                             Director, Federal Trade
                             Commission's Bureau of
                             Economics. Director of the
                             Chicago Mercantile Exchange;
                             Enron Corporation; IBP,
                             Inc.; State Farm Insurance
                             Company; Independent Women's
                             Forum; International
                             Republic Institute; and the
                             Republican Women's Federal
                             Forum.

KENNETH T. KING,             Presently retired. Formerly,      1993              16.084             (2),(3),
Director, Age 73             Chairman of the Board, The                                          (5),(6),(7)
                             Capitol Life Insurance                                                        '
                             Company, Providence
                             Washington Insurance
                             Company, and Director of
                             numerous U.S. subsidiaries
                             thereof. Formerly, Chairman
                             of the Board, The Providence
                             Capitol Companies in the
                             United Kingdom and Guernsey.
                             Until 1987, Chairman of the
                             Board, Symbion Corporation.

                                                                                NUMBER OF
                                                                                 COMPANY
                                                            DIRECTOR OR    SHARES BENEFICIALLY
                               PRINCIPAL OCCUPATION AND      EXECUTIVE      OWNED DIRECTLY OR
NAME, POSITION WITH              BUSINESS EXPERIENCE        OFFICER OF        INDIRECTLY ON       MEMBER OF
COMPANY, AND AGE             (DURING THE PAST FIVE YEARS)  COMPANY SINCE    DEC. 31, 1998(1)      COMMITTEE
------------------------------------------------------------------------------------------------------------
JOHN W. MCINTYRE,            Presently retired. Formerly,      1995              16.084             (2),(3),
Director, Age 68             Vice Chairman of the Board,                                             (5),(7)
                             The Citizens and Southern
                             Corporation; Chairman of the
                             Board and Chief Executive
                             Officer, The Citizens and
                             Southern Georgia
                             Corporation; Chairman of the
                             Board and Chief Executive
                             Officer, The Citizens and
                             Southern National Bank.
                             Trustee of INVESCO Global
                             Health Sciences Fund and
                             Gables Residential Trust,
                             Employee's Retirement System
                             of Georgia, Emory
                             University, and J. M. Tull
                             Charitable Foundation;
                             Director of Kaiser
                             Foundation Health Plans of
                             Georgia, Inc.

DR. LARRY SOLL,              Presently retired. Formerly,      1997              16.084              (4),(8)
Director, Age 56             Chairman of the Board (1987-
                             1994), Chief Executive
                             Officer (1982-1989 and
                             1993-1994) and President
                             (1982-1989) of Synergen Inc.
                             Director of Synergen Inc.
                             since incorporation in 1982.
                             Director of Isis
                             Pharmaceuticals, Inc.
                             Trustee of INVESCO Global
                             Health Sciences Fund.


---------------

 * Because of his affiliation with INVESCO, with the Fund's investment adviser, or with companies affiliated with INVESCO, this individual is deemed to be an "interested person" of Combination Stock & Bond Funds as that term is defined in the 1940 Act.

(1) As interpreted by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to that security. The persons listed have partial or complete voting and investment power with respect to their respective Fund shares.

(2) Member of the Audit Committee

(3) Member of the Executive Committee

(4) Member of the Management Liaison Committee

(5) Member of the Valuation Committee

(6) Member of the Compensation Committee

(7) Member of the Soft Dollar Brokerage Committee

(8) Member of the Derivatives Committee

     The Board has audit, management liaison, soft dollar brokerage and derivatives committees consisting of Independent Directors, and compensation, executive and valuation committees consisting of Independent Directors and non-independent directors. The Board does not have a nominating committee. The audit committee, consisting of four Independent Directors, meets quarterly with the independent accountants and executive officers of Combination Stock & Bond Funds. This committee reviews the accounting principles being applied by Combination Stock & Bond Funds in financial reporting, the scope and adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters. All of the recommendations of the audit committee are reported to the full Board. During the intervals between the meetings of the Board, the executive committee may exercise all powers and authority of the Board in the management of Combination Stock & Bond Funds' business, except for certain powers which, under applicable law and/or Combination Stock & Bond Funds' by-laws, may only be exercised by the full Board. All decisions are subsequently submitted for ratification by the Board. The management liaison committee meets quarterly with various management personnel of INVESCO in order to facilitate better understanding of the management and operations of Combination Stock & Bond Funds, and to review legal and operational matters that have been assigned to the committee by the Board, in furtherance of the Board's overall duty of supervision. The soft dollar brokerage committee meets periodically to review soft dollar transactions by Balanced Fund, and to review policies and procedures of Balanced Fund's adviser with respect to soft dollar brokerage transactions. The committee then reports on these matters to the Board. The derivatives committee meets periodically to review derivatives investments made by Balanced Fund. The committee monitors derivatives usage by Balanced Fund and the procedures utilized by Balanced Fund's adviser to ensure that the use of such instruments follows the policies on such instruments adopted by the Board. The committee then reports on these matters to the Board.


     Each Independent Director receives an annual retainer of $56,000 for their service to the INVESCO Funds. Additionally, each Independent Director receives $3,000 for in-person attendance at each board meeting and $1,000 for in-person attendance at each committee meeting. The chairmen of the audit and management liaison committees receive an annual fee of $4,000 for serving in such capacity.


     During the past year, the Board met four times, the audit committee met three times, the compensation committee met once, the management liaison committee met three times, the soft dollar brokerage committee met once, and the derivatives committee met twice. The executive committee did not meet. During Combination Stock & Bond Funds' last fiscal year, each director attended 75% or more of the Board meetings and meetings of the committees of the Board on which he or she served.

     The Independent Directors nominate individuals to serve as Independent Directors, without any specific nominating committee. The Board ordinarily will not consider unsolicited director nominations recommended by shareholders. The Board, including its Independent Directors, unanimously approved the nomination of the foregoing persons to serve as directors and directed that the election of these nominees be submitted to shareholders.

     The following table sets forth information relating to the compensation paid to directors during the last fiscal year:

                               COMPENSATION TABLE

                      AMOUNTS PAID DURING THE MOST RECENT
           FISCAL YEAR BY COMBINATION STOCK & BOND FUNDS TO DIRECTORS


                                                   PENSION OR
                                               RETIREMENT BENEFITS                       TOTAL COMPENSATION FROM
                              AGGREGATE        ACCRUED AS PART OF                        COMBINATION STOCK & BOND
                          COMPENSATION FROM        COMBINATION        ESTIMATED ANNUAL        FUNDS AND THE
                          COMBINATION STOCK       STOCK & BOND         BENEFITS UPON      OTHER 14 INVESCO FUNDS
NAME OF PERSON, POSITION   & BOND FUNDS(1)     FUNDS' EXPENSES(2)      RETIREMENT(3)       PAID TO DIRECTORS(1)
-----------------------------------------------------------------------------------------------------------------
Fred A Deering                 $ 2,458               $  439                $  281                $103,700
Vice Chairman of the
  Board and Director
Dr. Victor L. Andrews          $ 2,434               $  414                $  326                $ 80,350
Director
Bob R. Baker                   $ 2,475               $  370                $  437                $ 84,000
Director
Lawrence H. Budner             $ 2,409               $  414                $  326                $ 79,350
Director
Daniel D. Chabris(4)           $ 2,437               $  448                $  243                $ 70,000
Director
Dr. Wendy L. Gramm             $ 2,363               $    0                $    0                $ 79,000
Director
Kenneth T. King                $ 2,374               $  455                $  255                $ 77,050
Director
John W. McIntyre               $ 2,384               $    0                $    0                $ 98,500
Director
Dr. Larry Soll                 $ 2,384               $    0                $    0                $ 96,000
Director
                               -------               ------                ------                --------
TOTAL                          $21,718               $2,540                $1,868                $767,950
                               =======               ======                ======                ========
AS A PERCENTAGE OF NET          0.0091%(5)           0.0011%(5)                                    0.0035%(6)
  ASSETS

---------------

(1) The Vice Chairman of the Board, the chairmen of the audit, management liaison, derivatives, soft dollar brokerage and compensation committees, and the Independent Director members of the committees of each Fund receive compensation for serving in such capacities in addition to the compensation paid to all Independent Directors.

(2) Represents benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the directors.


(3) These figures represent the Funds' share of the estimated annual benefits payable by the INVESCO Complex (excluding INVESCO Global Health Sciences Fund which does not participate in this retirement plan) upon the directors' retirement, calculated using the current method of allocating director compensation among the INVESCO Funds. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the directors will be adjusted periodically for inflation, for increases in the number of funds in the INVESCO Complex, and for other reasons during the period in which retirement benefits are accrued on behalf of the respective directors. This results in lower estimated benefits for directors who are closer to retirement and higher estimated benefits for directors who are farther from retirement. With the exception of Drs. Soll and Gramm, each of these directors has served as director of one or more of the INVESCO Funds for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan. Although Mr. McIntyre became eligible to participate in the Defined Benefit Deferred Compensation Plan as of November 1, 1998, he will not be included in the calculation of retirement benefits until November 1, 1999.


(4) Mr. Chabris retired as a director effective September 30, 1998.

(5) Total as a percentage of the Fund's net assets as of July 31, 1998.


(6) Total as a percentage of the net assets of the 15 INVESCO Funds in the INVESCO Complex as of December 31, 1998.


     Combination Stock & Bond Funds pays its Independent Directors, Board vice chairman, and committee chairmen and committee members the fees described above. Combination Stock & Bond Funds also reimburses its Independent Directors for travel expenses incurred in attending meetings. Charles W. Brady, Chairman of the Board, and Mark H. Williamson, President, Chief Executive Officer, and Director, as "interested persons" of Combination Stock & Bond Funds and of other INVESCO Funds, receive compensation and are reimbursed for travel expenses incurred in attending meetings as officers or employees of INVESCO or its affiliated companies, but do not receive any director's fees or other compensation from Combination Stock & Bond Funds or other INVESCO Funds for their services as directors.

     The overall direction and supervision of Balanced Fund is the responsibility of the Board, which has the primary duty of ensuring that Balanced Fund's general investment policies and programs are adhered to and that Balanced Fund is properly administered. The officers of Balanced Fund, all of whom are officers and employees of and paid by INVESCO, are responsible for the day-to-day administration of Balanced Fund. The investment adviser for Balanced Fund has the primary responsibility for making investment decisions on behalf of Balanced Fund. These investment decisions are reviewed by the investment committee of INVESCO.

     All of the officers and directors of Combination Stock & Bond Funds hold comparable positions with the following INVESCO Funds: INVESCO Bond Funds, Inc. (formerly, INVESCO Income Funds, Inc.), INVESCO Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Funds, Inc. (formerly, INVESCO Growth Fund, Inc.), INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Sector Funds, Inc. (formerly, INVESCO Strategic Portfolios, Inc.), INVESCO Specialty Funds, Inc., INVESCO Stock Funds, Inc. (formerly, INVESCO Equity Funds, Inc. and INVESCO Capital Appreciation Funds, Inc.), INVESCO Tax-Free Income Funds, Inc., and INVESCO Variable Investment Funds, Inc. All of the directors of

Combination Stock & Bond Funds also serve as trustees of INVESCO Value Trust, and INVESCO Treasurer's Series Trust (the "INVESCO Funds").

     The Boards of the funds managed by INVESCO have adopted a Defined Benefit Deferred Compensation Plan (the "Plan") for the non-interested directors and trustees of the Funds. Under the Plan, each director or trustee who is not an interested person of the Funds (as defined in Section 2(a)(19) of the 1940 Act) and who has served for at least five years (a "Qualified Director") is entitled to receive, upon termination of service as director (normally at retirement age 72 or the retirement age of 73 or 74, if the retirement date is extended by the Boards for one or two years, but less than three years) continuation of payment for one year (the "First Year Retirement Benefit") of the annual basic retainer and annualized board meeting fees payable by the funds to the Qualified Director at the time of his or her retirement (the "Basic Benefit"). Commencing with any such director's second year of retirement, and commencing with the first year of retirement of any director whose retirement has been extended by the Board for three years, a Qualified Director shall receive quarterly payments at an annual rate equal to 50% of the Basic Benefit. These payments will continue for the remainder of the Qualified Director's life or ten years, whichever is longer (the "Reduced Benefit Payments"). If a Qualified Director dies or becomes disabled after age 72 and before age 74 while still a director of the funds, the First Year Retirement Benefit and Reduced Benefit Payments will be made to him or her or to his or her beneficiary or estate. If a Qualified Director becomes disabled or dies either prior to age 72 or during his or her 74th year while still a director of the funds, the director will not be entitled to receive the First Year Retirement Benefit; however, the Reduced Benefit Payments will be made to his or her beneficiary or estate. The Plan is administered by a committee of three directors who are also participants in the Plan and one director who is not a Plan participant. The cost of the Plan will be allocated among the INVESCO Funds in a manner determined to be fair and equitable by the committee. The funds began making payments to Mr. Chabris as of October 1, 1998 under the Plan. Combination Stock & Bond Funds has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers.


     The Independent Directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of certain of the INVESCO Funds. The deferred amounts have been invested in shares of certain INVESCO Funds. Each Independent Director may, therefore, be deemed to have an indirect interest in shares of each such INVESCO Fund, in addition to any Balanced Fund shares that they may own directly or beneficially.


REQUIRED VOTE

     Election of each nominee as a director of Combination Stock & Bond Funds requires, in the aggregate, a plurality of the votes of Balanced Fund cast at the Meeting in person or by proxy, and of the votes of the other series of Combination Stock & Bond Funds cast at a concurrent meeting of the shareholders of that series.

          THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY
              RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE
                            NOMINEES IN PROPOSAL 2.

        PROPOSAL 3: RATIFICATION OR REJECTION OF INDEPENDENT ACCOUNTANTS

     The Board, including all of its Independent Directors, has selected PricewaterhouseCoopers LLP to continue to serve as independent accountants of Balanced Fund, subject to ratification by Balanced Fund's shareholders. PricewaterhouseCoopers LLP has no direct financial interest or material indirect financial interest in Balanced Fund. Representatives of PricewaterhouseCoopers LLP are not expected to attend the Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence.

     The independent accountants examine annual financial statements for Balanced Fund and provide other audit and tax-related services. In recommending the selection of PricewaterhouseCoopers LLP, the Board reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence.

REQUIRED VOTE

     Ratification of the selection of PricewaterhouseCoopers LLP as independent accountants require the vote of a majority of the votes present at the meeting provided a quorum is present.

               THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 3.

                        INFORMATION CONCERNING ADVISER,
                      DISTRIBUTOR AND AFFILIATED COMPANIES

     INVESCO, a Delaware corporation, serves as Balanced Fund's investment adviser, and provides other services to Balanced Fund and Combination Stock & Bond Funds. IDI, a Delaware corporation that serves as Balanced Fund's distributor, is a wholly owned subsidiary of INVESCO. INVESCO is a wholly owned subsidiary of INVESCO North American Holdings, Inc. ("INAH"), 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. INAH is an indirect wholly owned subsidiary of AMVESCAP PLC.(1) The corporate headquarters of AMVESCAP PLC are located at 11 Devonshire Square, London, EC2M 4YR, England. INVESCO's and IDI's offices are located at 7800 East Union Avenue, Denver, Colorado 80237. INVESCO currently serves as investment adviser of 14 open-end investment companies having aggregate net assets of $21.1 billion as of December 31, 1998.

     The principal executive officers and directors of INVESCO and their principal occupations are:

     Mark H. Williamson, Chairman of the Board, President, Chief Executive Officer and Director, also, President and Chief Executive Officer of IDI; Charles P. Mayer, Director and Senior Vice President, also, Director and Senior Vice President of IDI; Ronald L. Grooms, Director and Senior Vice-President and Treasurer, also, Director and Senior Vice-President and Treasurer of IDI; Richard W. Healey, Director and Senior Vice President, also, Director and Senior Vice President of IDI; Timothy J. Miller, Director and Senior

---------------


    (1) The intermediary companies between INAH and AMVESCAP PLC are as follows:
INVESCO, Inc., AMVESCAP Group Services, Inc., AVZ, Inc. and INVESCO North American Group, Ltd., each of which is wholly owned by its immediate parent.

Vice President, also, Director and Senior Vice President of IDI; and Glen A. Payne, Senior Vice-President, Secretary and General Counsel, also Senior Vice-President, Secretary and General Counsel of IDI.

     The address of each of the foregoing officers and directors is 7800 East Union Avenue, Denver, Colorado 80237.

     Pursuant to an Administrative Services Agreement between Combination Stock & Bond Funds and INVESCO, INVESCO provides administrative services to Combination Stock & Bond Funds, including sub-accounting and recordkeeping services and functions. During the fiscal year ended July 31, 1998, Combination Stock & Bond Funds paid INVESCO, which also serves as Combination Stock & Bond Funds' registrar, transfer agent and dividend disbursing agent, total compensation of $562,869 for such services.

                                 OTHER BUSINESS

     The Board knows of no other business to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated in the proxies.

                             SHAREHOLDER PROPOSALS

     Combination Stock & Bond Funds does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent shareholders' meeting should send their written proposals to the Secretary of Combination Stock & Bond Funds, 7800 East Union Avenue, Denver, Colorado 80237. Combination Stock & Bond Funds has not received any shareholder proposals to be presented at this Meeting.


                                            By order of the Board of Directors
                                            /s/ Glen A. Payne
                                            ------------------------
                                            Glen A. Payne
                                            Secretary


March 23, 1999

                                   APPENDIX A

                             PRINCIPAL SHAREHOLDERS


     The following table sets forth the beneficial ownership of the Balanced Fund's outstanding equity securities as of March 12, 1999 by each beneficial owner of 5% or more of the Fund's outstanding equity securities.





                                                              AMOUNT AND NATURE
                      NAME AND ADDRESS                          OF OWNERSHIP      PERCENTAGE
--------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.                                     5,341,995.2170       30.64%
  Special Custody Account for
  The Exclusive Benefit of Customers
  Attn: Mutual Funds
  101 Montgomery St.
  San Francisco, CA 94104-4122

Saxon & Co. TR                                                 1,209,970.5180        6.94%
  91 Vested Interest Omnib Asset
  A/C #20-01-302-9912426
  P.O. Box 7780-1888
  Philadelphia, PA 19182-0001

[Name and Address]


                              INVESCO BALANCED FUND
                  INVESCO COMBINATION STOCK & BOND FUNDS, INC.

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  May 20, 1999


         This proxy is being solicited on behalf of the Board of Directors of INVESCO Combination Stock & Bond Funds, Inc. ("Company") and relates to the proposals with respect to the Company and to INVESCO Balanced Fund, a series of the Company ("Fund"). The undersigned hereby appoints as proxies Fred A. Deering and Mark H. Williamson, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Company, 7800 East Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.


         The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company and the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.


         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                     [X] KEEP THIS PORTION FOR YOUR RECORDS

                                            DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                              INVESCO BALANCED FUND
                  INVESCO COMBINATION STOCK & BOND FUNDS, INC.


VOTE ON DIRECTORS                                       FOR      WITHHOLD         FOR ALL
                                                        ALL        ALL            EXCEPT
2.   Election of the Company's Board of Directors:      [ ]        [ ]             [ ]       To withhold authority
     (1) Charles W. Brady; (2) Fred A. Deering; (3)                                          to vote,  mark "For All
     Mark H. Williamson; (4) Dr. Victor L. Andrews;                                          Except" and write the
     (5) Bob R. Baker; (6) Lawrence H. Budner;                                               nominee's number on the
     (7) Dr. Wendy Lee Gramm; (8) Kenneth T. King;                                           line below.
     (9) John W. McIntyre; and (10) Dr. Larry Soll;

VOTE ON PROPOSALS                                                                FOR         AGAINST       ABSTAIN
                                                                                 ALL           ALL           ALL
1.   Approval of changes to the fundamental investment restrictions;             [ ]           [ ]           [ ]
[ ]  To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve others, PLACE AN
     "X" IN THE BOX AT LEFT and indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line on the reverse side.  IF YOU
     CHOOSE TO VOTE DIFFERENTLY ON INDIVIDUAL RESTRICTIONS, YOU MUST MAIL
     IN YOUR PROXY CARD.  IF YOU CHOOSE TO VOTE THE SAME ON ALL
     RESTRICTIONS PERTAINING TO YOUR FUND, TELEPHONE AND INTERNET VOTING
     ARE AVAILABLE.


                                                                                 FOR         AGAINST       ABSTAIN
3.   Ratification of the selection of PricewaterhouseCoopers LLP as the Fund's   [ ]           [ ]           [ ]
     Independent Public Accountants.


YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.


Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.


-----------------------------------------------------  ------------------------
Signature                                              Date


-----------------------------------------------------  ------------------------
Signature (Joint Owners)                               Date

[Back]

To vote against the proposed changes to one or more of the specific fundamental investment restrictions, indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line at the right. IF YOU CHOOSE TO VOTE DIFFERENTLY ON
INDIVIDUAL RESTRICTIONS, YOU MUST MAIL IN YOUR
PROXY CARD. IF YOU CHOOSE TO VOTE THE SAME ON ALL
RESTRICTIONS PERTAINING TO YOUR FUND, TELEPHONE
AND INTERNET VOTING ARE AVAILABLE.
                                               1. ______________________________